Exhibit 10.02


                            INVESTOR RIGHTS AGREEMENT

                  INVESTOR RIGHTS AGREEMENT, dated as of January 1, 2005 at 1:00 am Eastern Standard Time, by and between MPOWER HOLDING CORPORATION, a Delaware corporation (the "Mpower"), MCCC ICG HOLDINGS LLC, a Delaware limited liability company ("Parent") and ICG Communications, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("ICG" and together with Parent, the "ICG Parties").

                  WHEREAS, pursuant to that certain Asset Purchase Agreement dated October 22, 2004 (the "Purchase Agreement"), between Mpower, Mpower Communications Corp., Parent and ICG, ICG is receiving (i) 10,740,030 shares of Mpower's common stock, par value $.001 per share (the "Common Stock") and (ii) warrants to acquire 2,000,000 shares of Common Stock at an exercise price equal to $1.383 (the "Warrants"); and

                  WHEREAS, pursuant to that certain Subscription Agreement dated January 1, 2005 (the "Subscription Agreement"), between Mpower and Parent, Parent is purchasing 1,988,894 shares of Common Stock.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

                  1. Definitions. (a) Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Affiliate" shall mean, with respect to any specified Person, any Person that Controls, is Controlled by, or is under common Control with, such specified Person.

                  "Agreement" shall mean this Investor Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

                  "Beneficial Owner" or "Beneficially Own" has the meaning given such term in Rule 13d-3 under the Exchange Act; provided that Beneficial Ownership under Rule 13d-3(d)(1)(i) shall be determined based on whether a Person has a right to acquire Beneficial Ownership irrespective of whether such right is exercisable within 60 days of the time of determination.

                  "Board" means the board of directors of Mpower.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York.

                  "Closing Date" has the meaning given to such term in the Purchase Agreement.


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                  "Control" (including the terms "Controlled by" and "under
common Control with") means the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

                  "Effective Period" shall mean the period commencing with the effective date of a Registration Statement and ending upon such time as there ceases to be any Registrable Securities.

                  "Encumbrance" shall mean any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, or other encumbrance of any kind.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Fair Market Value" shall mean for any applicable measurement date the closing price of the Common Stock on the American Exchange or, in the event that trading hours on the American Exchange are extended past 4:00 p.m.
(EST), the last sale price at 4:00 p.m. (EST).

                  "Fully Diluted Basis" means, with respect to any calculation of numbers of Common Stock held by Parent, that number of shares of Common Stock that are required to be included in the denominator to determine Parent's percentage ownership of Mpower's Common Stock under Rule 13d-3 under the Exchange Act and with respect to any calculation of any percentage of Common Stock acquired, held or disposed of by Parent, the percentage of shares of Common Stock calculated in accordance with Rule 13d-3 under the Exchange Act.

                  "Group" shall mean a group within the meaning of Section 13d-3 of the Exchange Act.

                  "Holder" shall mean Parent, ICG, and any transferee of Parent or ICG to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor entity thereof.

                  "Parent Director" means such Person as is so designated by Parent, as such designation may change from time to time in accordance with this Agreement, to serve as a member of the Board and is elected or appointed to serve as a member of the Board pursuant to Section 5 hereof.

                  "Permitted Transferee" means, with respect to a specified Person, any Affiliate of such Person, provided that such Person is not a competitor of Mpower, as reasonably determined by the Board. Notwithstanding anything to the contrary contained herein, Parent and ICG shall be Permitted Transferees of one another hereunder.


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


                  "Person" shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

                  "Proceeding" shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" shall mean any prospectus filed pursuant to Rule 424 under the Securities Act included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" shall mean (a) the shares of Common Stock issued pursuant to the Purchase Agreement and held by a Holder, (b) the shares of Common Stock issuable upon the exercise of the Warrants, (c) the shares of Common Stock issued pursuant to the Subscription Agreement and held by a Holder and (d) any securities issuable or issued or distributed in respect of any of the Common Stock identified in clause (a), (b) or (c) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of a Holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by such Holder in a single sale constitutes less than 1% of the then outstanding shares of Common Stock and are or, in the opinion of counsel satisfactory to Mpower and such Holder, each in their reasonable judgment, may be, so distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 under the Securities Act.

                  "Sale" shall mean, in respect of any Common Stock, property or other asset, any sale, assignment, transfer, distribution or other disposition thereof or of a participation therein, or other conveyance of legal or beneficial interest therein, or any short position in a security or any other action or position otherwise reducing risk related to ownership through hedging or other derivative instruments, whether voluntarily or by operation of law.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.


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


                  "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

                  (b) The following terms have the meanings set forth in the Section set forth opposite such term:

                  Term                                          Section
                  ----                                          -------
                  Advice                                        14(b)
                  Blackout Period                               7
                  Common Stock                                  Recitals
                  Initial Restricted Period                     2(a)
                  Indemnified Party                             10(d)
                  Indemnifying Party                            10(d)
                  Losses                                        6(a)
                  Mpower                                        Recitals
                  Offer Price                                   11
                  Parent                                        Recitals
                  Parent Stock                                  2(a)
                  Purchase Agreement                            Recitals
                  Purchase Offer                                11
                  Registration Statement                        6
                  Sale Notice                                   11
                  Warrants                                      Recitals

                  2. Restrictions on Transferability.

                  (a) ICG understands and agrees that the shares of Common Stock acquired pursuant to the Purchase Agreement have not been registered and are restricted securities under the Securities Act. During the period ending one year after the Closing Date (the "Initial Restricted Period"), the ICG Parties may not make or solicit any Sale of, or create, incur or assume any Encumbrance with respect to, any of the shares of Common Stock acquired by ICG and its Affiliates pursuant to the Purchase Agreement or the shares of Common Stock acquired by Parent pursuant to the Subscription Agreement (collectively, the "Parent Stock"); provided, however, that the Initial Restriction Period shall be deemed to end on the date that is six months after the Closing Date with respect to 25% of the shares of Parent Stock; provided, further that the ICG Parties may, during the Initial Restricted Period, make or solicit a Sale to a Permitted Transferee.

                  (b) After the Initial Restricted Period, each of the ICG Parties agrees that neither it nor any of its Affiliates will make or solicit any Sale of, or create, incur or assume any Encumbrance with respect to, any of the Parent Stock except for a Sale:

                      (i) to Permitted Transferees;

                      (ii) in compliance with Rule 144 (not including Rule 144A)
               under the Securities Act; or


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


                      (iii) in accordance with and subject to Section 6.

                  (c) No Sale of Parent Stock to a Permitted Transferee shall be effective if a purpose or effect of such transfer shall have been to circumvent the provisions of this Section 2. Each of the ICG Parties shall remain responsible for the performance of this Agreement by each Permitted Transferee of such ICG Party to which Parent Stock is transferred.

                  (d) Each of the ICG Parties agrees that it will not Sell or create, incur or assume any Encumbrance with respect to, its interest in any Permitted Transferee to which it has transferred Parent Stock unless prior thereto the Parent Stock held by such entity is transferred to Parent or to one or more Permitted Transferees.

                  3. Improper Sale or Encumbrance Any attempt not in compliance with this Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect to, any shares of Common Stock shall be null and void and of no force and effect, the purported transferee shall have no rights or privileges in or with respect to Mpower, and Mpower shall not give any effect in Mpower's stock records to such attempted Sale or Encumbrance. Furthermore, the ICG Party engaging or attempting to engage in such Sale or Encumbrance and the other parties engaging or attempting to engage in such Sale or Encumbrance shall indemnify and hold harmless Mpower from all losses that Mpower may incur (including, without limitation, incremental tax liability and lawyers' fees and expenses) in enforcing the provisions of this Agreement.

                  4. Restrictive Legends.

                  (a) Each certificate representing the shares of Parent Stock shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

                    (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                    (ii) THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN
                         RESTRICTIONS UNDER THE TERMS OF THE INVESTOR RIGHTS AGREEMENT DATED OCTOBER 21, 2004, AS AMENDED FROM TIME TO TIME, BETWEEN THE ISSUER AND THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE


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

                         DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.

                  (b) Each of the ICG Parties consents to Mpower making a notation on its records and giving instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

                  (c) If any Parent Stock ceases to be subject to any and all restrictions on Sale or Encumbrance set forth in Section 2 of this Agreement or the other provisions set forth in this Agreement, Mpower, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Parent Stock without the first paragraph or without the second paragraph, as applicable, of the legend required by Section 4 endorsed thereon.

                  5. Composition of the Board.

                  (a) As soon as practicable following the Closing Date, Mpower, through its Board, shall cause to be duly appointed to its Board one individual designated by Parent, such initial person to be designated in writing prior to the Closing Date; provided that the individual so designated, shall be reasonably acceptable to Mpower. Thereafter and until the first stockholder meeting of Mpower after the date on which the ICG Parties and their Affiliates, in the aggregate, Beneficially Own less than 5% of the Common Stock calculated on a Fully Diluted Basis, at each election of directors at which the term of the Parent Director will expire, the Board shall recommend for election to the Board one nominee, and shall use reasonable efforts to solicit proxies in favor of such nominee consistent with the efforts used to solicit proxies for the other Board nominees, who will be designated by Parent and who shall be reasonably acceptable to Mpower.

                  (b) Each of the ICG Parties hereby agrees that at every meeting of Mpower's stockholders at which directors are to be elected, each of the ICG Parties and its Affiliates shall cause all of their shares of Common Stock to be represented either by proxy or in person and to be voted in favor of all directors nominated by the Board. If directors are to be elected by written consent of Mpower's stockholders, each of the ICG Parties and its Affiliates agree to execute written consents in favor of the directors nominated by the Board.

                  (c) Until the first Board meeting of Mpower after the date on which the ICG Parties and their Affiliates, in the aggregate, Beneficially Own less than 5% of the Common Stock calculated on a Fully Diluted Basis, Parent shall be entitled to designate one individual (the "Observer") to attend any meetings of the Board; provided, however, that such person who is not a director appointed to attend such meetings shall not be entitled to vote on any matters considered by the Board and shall not be counted with respect to quorum. The Board shall have the right to exclude the Observer from (i) all or any portion of a meeting of the Board and (ii) access to any notices minutes, consents or other materials (the "Materials") provided to the directors by Mpower in the event Mpower reasonably believes that such exclusion is reasonably necessary to (A) preserve


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


          the attorney-client privilege or (B) to protect the confidential nature of the subject matter of the Board discussion or because of the competitive nature of such subject matter.

                  6. Shelf Registration Statement.

                  (a) Mpower shall prepare and file with the SEC, and thereafter use its commercially reasonable efforts to have declared effective prior to the date that is six months after of the date of this Agreement, a "shelf" Registration Statement (a "Registration Statement") covering the resale of 25% of the Registrable Securities pursuant to Rule 415 under the Securities Act.

                  (b) Mpower shall prepare and file with the SEC, and thereafter use its commercially reasonable efforts to have declared effective prior to the first anniversary of the date of this Agreement, a Registration Statement pursuant to Rule 415 under the Securities Act covering the resale of the remaining 75% of the Registrable Securities not covered by the Registration Statement set forth in Section 6(a).

                  (c) Any Registration Statement filed pursuant to this Section 6 shall be on Form S-3, or any successor form (except if Mpower is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such Registration Statement shall be on such other form as may be appropriate under the Securities Act for an offering to be made on a continuous basis). Mpower shall, subject to the terms of this Agreement, use its commercially reasonable efforts to keep any Registration Statements continuously effective from the date that such Registration Statement is declared effective during the Effective Period to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered.

                  7. Blackout Periods. Notwithstanding anything to the contrary contained herein, Mpower shall have the right to defer or delay filing any Registration Statement for a period of not more than 60 days or suspend sales under any Registration Statement filed hereunder or defer the updating of such filed Registration Statement and suspend sales thereunder during no more than two periods aggregating not more than 60 days (each a "Blackout Period"), in either case in the event that such registration or sale would interfere with any material transaction then being proposed by Mpower or would otherwise require disclosure of any material event that Mpower would not otherwise be required to disclose.

                  8. Registration Procedures. In connection with using its commercially reasonable efforts to effect the registration under any Registration Statement of any Registrable Securities, Mpower shall, as expeditiously as possible:

                  (a) not less than five Business Days prior to filing a Registration Statement or any related Prospectus or any amendments or supplements thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that Mpower is required to make pursuant to the Exchange Act), furnish the representatives of the Holders referred to in Section 8(m) copies of all documents proposed to be filed, which documents will be subject to the reasonable review of Parent's counsel, and will promptly incorporate into such Registration Statement any information a Holder may reasonably


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


          determine is necessary to be included therein; provided, however, that Mpower shall not be required to include any such information if the information would in the good faith judgment of Mpower violate applicable law. Mpower shall not file any Registration Statement or any such Prospectus or any such amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that Mpower is notified of such objection in writing no later than three Business Days after the Holders have been furnished copies of such documents;

                  (b) (i) prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of the Effective Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
          (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such Registration Statement or any amendment thereto and, as promptly as reasonably practicable, upon request, provide to the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

                  (c) furnish to each Holder, without charge, such number of conformed copies of a Prospectus, including a preliminary Prospectus, and each amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by any Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided, however, that Mpower shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this Section 8(d) be obligated to do so; and provided further that Mpower shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell the Registrable Securities in such jurisdiction unless such

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

          Holder agrees to do so), and do such other commercially reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities covered by a Registration Statement;

                  (e) furnish, at the request of any Holder if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that a Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing Mpower for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of Mpower, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to Mpower (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of Mpower included in a Registration Statement or a Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

                  (f) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

                  (h) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by Mpower are listed or traded;

                  (i) give written notice to the Holders as promptly as reasonably practicable:

                      (i) when a Prospectus or any Prospectus supplement or
                  post-effective amendment to a Registration Statement is proposed to be filed;

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

                      (ii) when the SEC notifies Mpower whether there will be
                  a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement (and Mpower shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders);

                      (iii) when a Registration Statement, any Prospectus or
                  any post-effective amendment or supplement thereto has become effective;

                      (iv) of any request by the SEC or any federal or state
                  governmental authority for amendments or supplements to a Registration Statement or the Prospectus included therein or for additional information;

                      (v) of the issuance by the SEC or any federal or state
                  governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                      (vi) of the receipt by Mpower or its legal counsel of
                  any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                      (vii) of the happening of any event that requires
                  Mpower to make changes in a Registration Statement or the Prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of a Prospectus until the requisite changes have been made);

                  (j) use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time;

                  (k) furnish to each Holder, without charge, at least one copy of any Registration Statement and any post-effective amendment thereto, including financial statements, schedules and all exhibits to the extent the Holder so requests in writing (including those, if any, incorporated by reference) promptly after the filing of such documents with the SEC;

                  (l) upon the occurrence of any event contemplated by Section 8(i)(vii) above, promptly prepare a post-effective amendment to any Registration Statement or a supplement to a related Prospectus or file any other required document so that, as thereafter delivered to the Holders, such Registration Statement and the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Mpower notifies the Holders in accordance with Section 8(i)(vii) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders shall suspend use of such Prospectus and use their reasonable efforts to return to Mpower all copies of such Prospectus other than


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


          permanent file copies then in such Holder's possession; provided further that Mpower will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable;

                  (m) make reasonably available for inspection by representatives of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of Mpower and cause Mpower's officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration;

                  (n) use commercially reasonable efforts to procure the cooperation of Mpower's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters; and

                  (o) if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                  Mpower may require each Holder to furnish to Mpower a certified statement as to the number of shares of Common Stock Beneficially Owned by such Holder and, if required by the SEC, the Person that has voting and dispositive control thereof. It shall be a condition precedent to the obligation of Mpower to take any action pursuant to this Agreement that the Holders shall furnish to Mpower such information regarding the Registrable Securities held by the Holders and the intended method of disposition thereof as Mpower shall reasonably request and as shall be required in connection with the action taken by Mpower.

                  9. Expenses. All expenses incurred in connection with the registration pursuant to Section 6 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for Mpower, fees and expenses of Mpower and the underwriters relating to "road show" investor presentations, and fees and expenses of all other Persons retained by Mpower in connection with the consummation of the transactions contemplated by this Agreement, shall be paid by Mpower, except that:

                  (a) all such expenses in connection with any amendment or supplement to a Registration Statement or Prospectus filed during the Effective Period because any Holder has not effected the disposition of the Registrable Securities requested to be registered shall be paid by such Holder; and

                  (b) the Holders shall bear and pay (i) the underwriting commissions and discounts applicable to Registrable Securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement and (ii) any fees and expenses incurred in respect of counsel or other advisors to the Holders.

                  In addition, Mpower shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall Mpower be responsible for any broker or similar commission or, except to the extent provided for in this Agreement or the Purchase Agreement, any legal fees or other costs of the Holders.

                  10. Indemnification and Contribution.

                  (a) Mpower shall indemnify and hold harmless each Holder, such Holder's directors and officers, each Person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each Person, if any, who controls such Holder or participating Person within the meaning of the Securities Act, to the fullest extent permissible by law against any losses, claims, damages, liabilities and costs (including, without limitation, reasonable attorney's fees) and expenses reasonably incurred by them (collectively, "Losses"), to which they may become subject under the Securities Act or otherwise, insofar as such Losses, as determined by a court of competent jurisdiction in a final judgment not subject to review or appeal, arise out of or are based on any untrue or alleged untrue statement of any material fact contained in any Registration Statement or any Prospectus on the effective date thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 10 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of Mpower, such consent not to be unreasonably withheld or delayed; provided further that Mpower shall not be liable to any Holder, such Holder's directors and officers, participating Person or controlling Person in any such case for any such Loss to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in connection with any Registration Statement, Prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, participating Person or controlling Person, (ii) to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or
(iii) in the case of an occurrence of an event of the type specified in Section 8(i)(iv)-(vii), the use by such Holder of an outdated or defective Prospectus after Mpower has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such holder of the Advice contemplated in Section 14(b). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such

Holder's directors and officers, participating Person or controlling Person, and shall survive the transfer of such securities by such Holder.

                  (b) Each Holder severally and jointly shall indemnify and hold harmless Mpower, each of its directors and officers, each Person, if any, who controls Mpower within the meaning of the Securities Act, and each agent and any underwriter for Mpower (within the meaning of the Securities Act) to the fullest extent permissible by law against any Losses to which Mpower or any such director, officer, controlling Person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such Losses, as determined by a court of competent jurisdiction in a final judgment not subject to review or appeal, arise out of or are based upon (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Mpower for inclusion in any Registration Statement or such Prospectus or (B) to the extent that (1) such untrue statements or omissions are based upon the information regarding such Holder furnished in writing to Mpower by such Holder for use therein, or to the extent that such information related to such Holder or Holder's proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in such Registration Statement (it being understood that Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement to or (2) in the case of an occurrence of an event of the type specified in Section 8(i)(iv)-(vii), the use by such Holder of an outdated or defective Prospectus after Mpower has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such holder of the Advice contemplated in Section 14(b); provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, and provided further that the liability of each Holder hereunder shall be limited to the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.

                  (c) If the indemnification provided for in this Section 10 from an indemnifying party (the "Indemnifying Party") is unavailable to any Person entitled to indemnification hereunder (an "Indemnified Party") in respect of any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this Section 10(c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by Mpower from the initial offering of the securities on the one hand and the net proceeds received by the Holders from the sale of securities on the other.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (d) Any Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same,
(ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  (e) The agreements contained in this Section 10 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or such director, officer or participating or controlling Person.

                  11. First Right of Purchase. During the period that begins six months from the Closing Date and ending on the first anniversary of the Closing Date, prior to a Holder making or soliciting a Sale of any Registrable Securities other than to a Permitted Transferee, such Holder shall provide Mpower with written notice (a "Sale Notice") of its intent to make or solicit such Sale. Upon receipt of a Sale Notice, Mpower shall have 5 business days to deliver to such Holder a written offer (a "Purchase Offer"), with reasonable documentation showing all calculations, to purchase such Registrable Securities, at a price equal to the mean average of the fair market value of such Registrable Securities sold as a block (the "Offer Price"), as determined by each of three block traders chosen by Mpower from three brokerage firms of recognized reputation. In the event that Mpower delivers a Purchase Offer within 5 business days, such Holder may, at its sole discretion within 2 business days, deliver to Mpower a written notice of acceptance (an "Acceptance Notice") of the Purchase Offer. Upon the receipt of an Acceptance Notice, Mpower shall have 3 business days to complete the Sale of such Registrable Securities at the Offer Price. In the event that, (i) within 5 business days from the date of receipt of the Sale Notice, such Holder has not received a written offer from Mpower to purchase the Registrable Securities, or (ii) within 3 business days from the date of receipt of the Acceptance Notice, Mpower has failed to complete the purchase of such Registrable Securities (unless such failure is a result of the actions or inactions of the Holder), such Holder shall have the right to make or solicit a Sale of such Registrable Securities to any other Person, subject to the terms of this Agreement, within 5 business days. In the event that such Holder elects, at its sole discretion, not to deliver an Acceptance Notice, the Holder shall be prohibited from making or soliciting a Sale of such Registrable Securities prior to the delivery of another Sale Notice and compliance with this
Section 11. Notwithstanding anything else in this Section 11, the Holder, together with any Permitted Transferees, shall be entitled to provide Mpower with 5 Sale Notices in the aggregate.

                  12. Certain Additional Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, Mpower shall not be obligated to register the Registrable Securities of any Holder (i) if such Holder or any underwriter of such Registrable Securities shall fail to furnish to Mpower necessary information in respect of the distribution of such Registrable Securities, or (ii) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering.

                  13. Selection of Managing Underwriters. In the event the Holders have requested an underwritten offering, the underwriter or underwriters shall be selected by the Holders of a majority of the shares being so registered, and shall be approved by Mpower which approval shall not be unreasonably withheld or delayed, provided (i) that all of the representations and warranties by, and the other agreements on the part of, Mpower to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Securities, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with Mpower or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder's intended method of distribution and any other representations required by law or reasonably required by the underwriter. Subject to the foregoing, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Securities by written notice to Mpower, the managing underwriter and the other Holders participating in such registration. The securities so withdrawn shall also be withdrawn from registration.

                  14. Miscellaneous.

                  (a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  (b) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from Mpower of the occurrence of any event of the kind described in Section 8(i)(iv)-(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under any Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by Mpower that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Mpower may provide appropriate stop orders to enforce the provisions of this paragraph.

                  (c) Amendments and Waivers. (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Mpower and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders; provided further a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all the Registrable Securities to which such waiver or consent relates.

                  (ii) No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (d) Notice Generally. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 14(d):

                  (i) If to any Holder, at its last known address appearing on the books of Mpower maintained for such purpose.

                 (ii) If to Mpower, at

                      Mpower Holding Corporation
                      175 Sully's Trail
                      Pittsford, New York  14534
                      Attn:  Chief Executive Officer
                      Facsimile:  (585) 218-0165

                      with a copy (which shall not constitute notice to Mpower) to:

                      Shearman & Sterling
                      599 Lexington Avenue
                      New York, New York 10022
                      Attn:  Mark Roppel, Esq.
                      Facsimile:  (646) 848-7736

or at such other address as may be substituted by notice given as herein provided.

                  (e) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the transferee of such Registrable Securities. All of the obligations of Mpower hereunder shall survive any such transfer. Except as provided in Section 14, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  (f) Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                  (g) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (i) Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be heard and determined in any New York state or federal court sitting in The City of New York, Borough of Manhattan, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

                  (ii) Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable law, each party agrees that service of process on such party as provided in
          Section 14(d) shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

                  (h) Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                  (i) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

                  (j) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

                  (k) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                        [Signature appears on next page]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          MPOWER HOLDING CORPORATION


                                          By: /s/ Russell I. Zuckerman
                                             -----------------------------------
                                             Name: Russell I. Zuckerman
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary


                                          MCCC ICG HOLDINGS LLC


                                          By: /s/ Robert J. Schmiedeler
                                             -----------------------------------
                                             Name: Rovert J. Schmiedeler
                                             Title: Vice President and Secretary


                                          ICG COMMUNICATIONS, INC.


                                          By: /s/ Robert J. Schmiedeler
                                             -----------------------------------
                                             Name: Robert J. Schmiedeler
                                             Title: Chief Financial Officer and
                                                    Secretary

                                     ANNEX A

                              Plan of Distribution

         The Selling Stockholders (the "Selling Stockholders") of the common stock ("Common Stock") of Mpower Holding Corporation ("Mpower") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o    privately negotiated transactions;

         o    settlement of short sales;

         o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o    a combination of any such methods of sale; and

         o    any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed Mpower that they do not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         Mpower is required to pay certain fees and expenses incurred by Mpower incident to the registration of the shares. Mpower has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.